UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 16, 2017
Date of Report (Date of earliest event reported)

CAI International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33388	94-3109229
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

Steuart Tower, 1 Market Plaza, Suite 900, San Francisco, CA 94105
(Address of principal executive offices, including ZIP Code)

Registrant’s telephone number, including area code: (415) 788-0100

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 16, 2017, CAI International, Inc. (the “Company”) and Container Applications Limited (“CAL”) entered into a Commitment Increase, Amendment No. 5 and Joinder (the “Amendment”) to amend certain provisions of that certain Third Amended and Restated Revolving Credit Agreement, by and among the Company, CAL, the guarantors named therein, Bank of America, N.A., as a lender and administrative agent of the lenders, the other lending institutions party thereto, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), MUFG Union Bank, N.A. (“MUFG”) and Wells Fargo Bank, N.A., as syndication agents, Merrill Lynch, MUFG and Wells Fargo Securities, LLC, as joint lead arrangers and book managers, and Bank of Montreal (Chicago branch), JPMorgan Chase Bank, N.A. and Santander Bank N.A. as co-agents (the “Credit Agreement”).  Among other things, the Amendment amends the Credit Agreement to (i) increase the total commitment level from $775 million to $960 million, (ii) revise the commitments of various lenders under the Credit Agreement, and (iii) to add certain additional lenders to the Credit Agreement.

The foregoing summary of the Amendment does not purport to be complete, and is subject to and is qualified in its entirety by the terms of the Amendment, which is attached hereto as Exhibit 10.1, and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
10.1
Commitment Increase, Amendment No. 5 and Joinder, dated June 16, 2017, by and among CAI International, Inc., Container Applications Limited, the guarantors named therein, Bank of America, N.A., as a lender and administrative agent of the lenders, the other lending institutions party thereto, Merrill Lynch, Pierce, Fenner & Smith Incorporated, MUFG Union Bank, N.A. and Wells Fargo Bank, N.A., as syndication agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated, MUFG Union Bank, N.A. and Wells Fargo Securities, LLC, as joint lead arrangers and book managers, and Bank of Montreal (Chicago branch), JPMorgan Chase Bank, N.A. and Santander Bank N.A. as co-agents.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAI INTERNATIONAL, INC.

Dated: June 22, 2017	By:	/s/ Timothy B. Page
Name: Timothy B. Page
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1
Commitment Increase, Amendment No. 5 and Joinder, dated June 16, 2017, by and among CAI International, Inc., Container Applications Limited, the guarantors named therein, Bank of America, N.A., as a lender and administrative agent of the lenders, the other lending institutions party thereto, Merrill Lynch, Pierce, Fenner & Smith Incorporated, MUFG Union Bank, N.A. and Wells Fargo Bank, N.A., as syndication agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated, MUFG Union Bank, N.A. and Wells Fargo Securities, LLC, as joint lead arrangers and book managers, and Bank of Montreal (Chicago branch), JPMorgan Chase Bank, N.A. and Santander Bank N.A. as co-agents.